Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial statements are derived from the historical consolidated financial statements of Marchex, Inc. (“Marchex” or the “Company”) as of and for the six months ended June 30, 2020, and for the years ended December 31, 2018 and 2019, which are incorporated by reference herein. The pro forma adjustments give effect to the disposal of the Marchex Carve Out, as described below.

These unaudited pro forma condensed consolidated financial statements include adjustments to reflect the following:

•	the sale of all of Marchex’s interest in the Marchex Carve Out assets, liabilities, and operations;
•	the proceeds received from the sale, including a 10% equity interest in the entity purchasing the Marchex Carve Out;
•

the effects of the anticipated Support Services Agreement between Marchex and the Purchaser of Marchex Carve Out at the level of services expected during the first year of the Support Services Agreement term.

The pro forma financial information reflects the accounting treatment of the Marchex Carve Out as discontinued operations within Marchex’s pro forma historical balance sheet and statement of operations.  The basis of accounting applied to discontinued operations can differ from the basis of accounting used in preparing the unaudited special purpose combined financial statement of the Marchex Carve Out, included elsewhere in this proxy statement.  Furthermore, amounts reflected within discontinued operations reflect anticipated accounting treatment and, in some cases, are based on estimates of expected value.  Final values may differ significantly in the event the Transaction closes and are expected to reflect changes that occur from now until closing of the transaction.

The unaudited pro forma consolidated balance sheet as of June 30, 2020, is presented to reflect adjustments Marchex’s balance sheet as if the Transaction were completed on June 30, 2020.  Marchex believes that the cash balance that ultimately will be transferred to the Purchaser at the closing of the Transaction will be significantly below the balance that existed as of June 30, 2020.

The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2020, and for the years ended December 31, 2018 and 2019 are presented as if the Transaction were completed on January 1, 2018.  The discontinued operations column in the pro forma consolidated statements of operations reflects the operations of Marchex Carve Out excluding any allocation of corporate overhead.  Pro Forma adjustments reflect aspects of the Support Services Agreement that are expected to be received by the Company for providing overhead-related services post Transaction. Part of the Transaction consideration includes cancellation of stock-based awards, which have a total unamortized expense amount of approximately $350,000 as of June 30, 2020.  No entries have been made to the pro forma statement of operations for the cancellations.

The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma consolidated financial statements;
•	the audited consolidated financial statements and accompanying notes of Marchex, Inc., incorporated by reference herein;
•	the unaudited special purpose combined financial statements of the Marchex Carve Out contained elsewhere in this proxy statement.

The unaudited pro forma condensed consolidated financial data has been presented for informational purposes only. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information, and the Company believes such assumptions are reasonable under the circumstances.  The pro forma data is not necessarily indicative of our results of operations or financial condition had the Transaction been completed on the dates assumed.  In addition, they are not necessarily indicative of our future results of operations or financial condition.

Marchex, Inc.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2020
(in thousands)

	Marchex, Inc. Historical	Discontinued Operations	Pro Forma Adjustments		Marchex, Inc. Pro Forma
Assets
Current assets:
Cash and cash equivalents	$46,777	$(666)	$2,250	(a)	$48,361
Accounts receivable, net	16,148	(9,121)	—		7,027
Prepaid expenses and other current assets	2,444	(92)	—		2,352
Total current assets	65,369	(9,879)	2,250		57,740
Property and equipment, net	3,206	(75)	—		3,131
Right-of-use lease asset	6,221	—	—		6,221
Other assets, net	1,076	—	120	(b)	1,196
Equity Investment	—	—	281	(c)	281
Goodwill	19,132	(1,535)	—		17,597
Intangible assets from acquisitions, net	10,614	—	—		10,614
Total assets	$105,618	$(11,489)	$2,651		$96,780
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$8,321	$(6,120)	$—		$2,201
Accrued expenses and other current liabilities	9,700	(681)	220	(d)	9,239
Current portion of acquisition related liabilities	277	—	—		277
Deferred revenue and deposits	1,911	(214)	—		1,697
Lease liability, current	1,675	—	—		1,675
Loan obligation, current	5,292	(127)	—		5,165
Total current liabilities	27,176	(7,142)	220		20,254

Deferred tax liabilities	162	—	—		162
Lease liability, non-current	5,834	—	—		5,834
Total liabilities	33,172	(7,142)	220		26,250
Commitments and contingencies
Stockholders' equity	72,446	(4,347)	2,431	(e)	70,530
Total liabilities and stockholders' equity	$105,618	$(11,489)	$2,651		$96,780

Marchex, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2020

(in thousands, except per share amounts)

	Marchex, Inc. Historical	Discontinued Operations	Pro Forma Adjustments		Marchex, Inc. Pro Forma
Revenue	$50,632	$(25,908)	—		$24,724
Expenses
Service costs (1)	29,702	(19,439)	(100)	(f)	10,163
Sales and marketing (1)	10,429	(1,777)	(50)	(f)	8,602
Product development (1)	11,929	(1,334)	(50)	(f)	10,545
General and administrative (1)	6,775	(277)	(1,550)	(f)	4,948
Amortization of intangible assets from acquisitions (2)	2,969	—	—		2,969
Acquisition related costs (benefit)	(996)	—	—		(996)
Total operating expenses	60,808	(22,827)	(1,750)		36,231
Impairment of goodwill	(14,213)	1,141	—		(13,072)
Impairment of intangible assets from acquisitions	(5,903)	—	—		(5,903)
Income (loss) from operations	(30,292)	(1,940)	1,750		(30,482)
Other income (loss)	—		104	(g)	104
Interest income, net	142	—	—		142
Income (loss) before provision for income taxes	(30,150)	(1,940)	1,854		(30,236)
Income tax (benefit) expense	(767)	—	—	(h)	(767)
Net loss applicable to common stockholders	$(29,383)	$(1,940)	$1,854		$(29,469)
Earnings (Loss) Per Common Share (“EPS”):
Basic and diluted net loss per Class A share applicable to common stockholders	$(0.62)				$(0.63)
Basic and diluted net loss per Class B share applicable to common stockholders	$(0.62)				$(0.63)

Weighted average common shares outstanding for basic EPS:
Class A	4,661				4,661
Class B	42,382				42,382

Weighted average common shares outstanding for diluted EPS:
Class A	4,661				4,661
Class B	47,043				47,043
(1) Excludes amortization of intangibles from acquisitions
(2) Components of amortization of intangibles from acquisitions
Service costs	$1,384	—	—		$1,384
Sales and marketing	1,179	—	—		1,179
General and administrative	406	—	—		406
Total	$2,969	$—	$—		$2.969

Marchex, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2019

(in thousands, except per share data)

	Marchex, Inc. Historical	Discontinued Operations	Pro Forma Adjustments		Marchex, Inc. Pro Forma
Revenue	$106,132	$(51,643)			$54,489
Expenses
Service costs (1)	56,537	(37,560)	(200)	(f)	18,777
Sales and marketing (1)	16,651	(3,803)	(100)	(f)	12,748
Product development (1)	20,127	(2,675)	(100)	(f)	17,352
General and administrative (1)	13,516	(496)	(3,100)	(f)	9,920
Amortization of intangible assets from acquisitions (2)	6,263	—	—		6,263
Acquisition and disposition-related costs (benefit)	(447)	—	—		(447)
Total operating expenses	112,647	(44,534)	(3,500)		64,613
Impairment of goodwill	—	—	—		—
Impairment of intangible assets from acquisitions	—	—	—		—
Income (loss) from operations	(6,515)	(7,109)	3,500		(10,124)
Other income (loss)	(27)	—	282	(g)	255
Interest income	779	—	—		779
Income (loss) before provision for income taxes	(5,763)	(7,109)	3,782		(9,090)
Income tax (benefit) expense	(1,721)	—	—	(h)	(1,721)
Net income (loss) applicable to common stockholders	$(4,042)	$(7,109)	$3,782		$(7,369)
Earnings (Loss) Per Common Share (“EPS”):
Basic and diluted net loss per Class A share applicable to common stockholders	$(0.09)				$(0.16)
Basic and diluted net loss per Class B share applicable to common stockholders	$(0.09)				$(0.16)

Weighted average common shares outstanding for basic EPS:
Class A	4,793				4,793
Class B	40,667				40,667

Weighted average common shares outstanding for diluted EPS:
Class A	4,793				4,793
Class B	45,460				45,460
(1) Excludes amortization of intangibles from acquisitions
(2) Components of amortization of intangibles from acquisitions:
Service costs	$2,331	—	—		$2,331
Sales and marketing	2,497	—	—		2,497
General and administrative	1,435	—	—		1,435
Total	$6,263	$—	$—		$6,263

Marchex, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

Year Ended December 31, 2018

(in thousands, except per share data)

	Marchex, Inc. Historical	Discontinued Operations	Pro Forma Adjustments		Marchex, Inc. Pro Forma
Revenue	$85,251	$(45,489)			$39,762
Expenses
Service costs (1)	47,804	(33,166)	(200)	(f)	14,438
Sales and marketing (1)	13,788	(3,642)	(100)	(f)	10,046
Product development (1)	15,423	(2,090)	(100)	(f)	13,233
General and administrative (1)	10,881	—	(3,100)	(f)	7,781
Amortization of intangible assets from acquisitions (2)	781	—	—		781
Acquisition and disposition-related costs (benefit)	462	—	—		462
Total operating expenses	89,139	(38,898)	(3,500)		46,741
Impairment of goodwill	—	—	—		—
Impairment of intangible assets from acquisitions	—	—	—		—
Income (loss) from operations	(3,888)	(6,592)	3,500		(6,980)
Other income (loss)	(20)	—	241	(g)	221
Interest income	1,074	—	—		1,074
Income (loss) before provision for income taxes	(2,834)	(6,592)	3,741		(5,685)
Income tax (benefit) expense	(156)	—	—	(h)	(156)
Net income (loss) applicable to common stockholders	$(2,678)	$(6,592)	$3,741		$(5,529)
Earnings (Loss) Per Common Share (“EPS”):
Basic and diluted net loss per Class A share applicable to common stockholders	$(0.06)				$(0.13)
Basic and diluted net loss per Class B share applicable to common stockholders	$(0.06)				$(0.13)
Weighted average common shares outstanding for basic EPS:
Class A	5,056				5,056
Class B	37,390				37,390
Weighted average common shares outstanding for diluted EPS:
Class A	5,056				5,056
Class B	42,446				42,446
(1) Excludes amortization of intangibles from acquisitions
(2) Components of amortization of intangibles from acquisitions
Service costs	$302	—	—		$302
Sales and marketing	295	—	—		295
General and administrative	184	—	—		184
Total	$781	$—	$—		$781

Marchex, Inc.

Notes to Unaudited Pro Forma Consolidated Condensed Financial Information

(a)	Reflects the cash consideration received as part of Transaction closing.
(b)

The Company’s preliminary evaluation of the Transaction identified certain contingent consideration that qualifies as a derivative and that is not subject to the derivative accounting scope exception under U.S. generally accepted accounting principles.  Accordingly, this derivative is reflected on the pro forma consolidated balance sheet at preliminary estimate of its fair value.

(c)

Reflects Marchex’s estimate of its equity interest in the Purchaser, received as part of the Transaction consideration. Final values may differ significantly in the event the Transaction closes and are expected to reflect changes that occur from now until the closing of the transaction.

(d)

Reflects costs incurred by Marchex directly attributable to the Transaction that are not yet reflected on Marchex’s balance sheet as of June 30, 2020. Such amounts are not included in the pro forma consolidated statements of operations, as these costs are considered to be nonrecurring in nature.

(e)	Reflects the equity impact of assets and liabilities recorded as the result of the Transaction.
(f)

Reflects estimated expense recovery from performing services under the Support Services Agreement, to the extent not already reflected as part of discontinued operations adjustments.  Marchex estimated amounts it expects to receive for services provided to Purchaser for the first twelve months under the Support Services Agreement for purposes of the pro forma adjustment.  The following table reflects Marchex’s pro forma pre-tax income (loss) assuming it receives different amounts for services:

	Marchex, Inc. Pre-Tax Income (Loss)
	Year ended December 31, 2018	Year ended December 31, 2019	Six months ended June 30, 2020
Annual Support Service Agreement Proceeds*
$4,500	$(4,763)	$(8,168)	$(29,776)
$3,500	(5,685)	(9,090)	(30,237)
$2,500	(6,607)	(10,012)	(30,698)
$1,500	(7,529)	(10,934)	(31,159)
$500	(8,529)	(11,934)	(31,659)
$0	(9,029)	(12,434)	(31,909)

*	For services not already reflected within discontinued operations.
(g)	Reflects Marchex’s equity interest in the net income of the Purchaser, which is part of the Transaction consideration to be received by Marchex at the closing of the Transaction.
(h)	No tax effects of pro forma adjustments have been recorded due to the extent of the Company’s tax loss carryforwards reduced by valuation allowances.